Exhibit 10.1


                                    AMENDMENT

     This AMENDMENT (this "AMENDMENT") dated as of April 26, 2001 is entered into by and among Global Technologies, Ltd., a Delaware corporation ("Global"), Advantage Fund II Ltd. ("Advantage") and Koch Investment Group Ltd. ("Koch" and, together with Advantage, the "Plaintiff").

                                    RECITALS

A. Global and the Plaintiffs entered into an Agreement (the "Settlement Agreement") dated as of January 31, 2001. Capitalized terms used herein and not otherwise defined herein are defined as defined in the Settlement Agreement.

B. Global and the Plaintiffs desire to amend certain provisions of the Settlement Agreement so that, instead of purporting to amend the terms of the Preferred Stock, the Settlement Agreement provides that, upon the execution of this Amendment, each outstanding share of Preferred Stock shall be exchanged for one share of Global's Series D Convertible Preferred Stock (the "Series D Preferred Stock") in reliance upon the exemption from securities registration afforded by Section 3(a)(9) under the Securities Act of 1933, as amended.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

     1. Amendments to Settlement Agreement. Effective as of the date hereof,
Section 4(a)(i) and (ii) of the Settlement Agreement are hereby amended in their entirety to read as follows:

          "(i) upon the execution of the amendment dated as of April 26, 2000 to this Agreement by the parties hereto, the parties hereto agree to execute a Securities Exchange Agreement substantially in the form attached to such amendment as Exhibit A thereto and to consummate the transactions contemplated by such Securities Exchange Agreement.

          (ii) [Intentionally Deleted]"

     2. Securities Exchange Agreement. Simultaneously with the execution of this Amendment by the parties hereto, the parties hereto agree to execute a Securities Exchange Agreement substantially in the form attached as Exhibit A hereto and to consummate the transactions contemplated by such Securities Exchange Agreement.

     3. Governing Law; Miscellaneous.

          (a) Governing Law. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York without regard to conflict of law principles or principles to that might otherwise refer construction or interpretation of this Amendment to the substantive laws of another jurisdiction.

          (b) Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

          (c) Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

          (d) Joint Participation in Drafting. Each party to this Amendment has participated in the negotiation and drafting of this Amendment. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Amendment.

          (e) Effectiveness; Effect on Agreement. This Amendment shall become effective as of the date hereof upon the execution hereof by the parties hereto. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Settlement Agreement to "this Agreement", "hereunder", "hereof", "herein" and words of like import referring to the Settlement Agreement shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended above, the Settlement Agreement shall remain in full force and effect and is hereby ratified and confirmed.


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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.



                                       GLOBAL TECHNOLOGIES, LTD.


                                       By: /s/ S. Lance Silver
                                           -------------------------------------
                                       Name: S. Lance Silver
                                             -----------------------------------
                                       Title: Vice President and General Counsel
                                              ----------------------------------



                                       ADVANTAGE FUND II LTD.


                                       By: Genesee International Inc.
                                           as General Manager

                                       By: /s/ Donald R. Morken
                                           -------------------------------------
                                       Name: Donald R. Morken
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------



                                       KOCH INVESTMENT GROUP LTD.


                                       By: /s/ Josh Taylor
                                           -------------------------------------
                                       Name: Josh Taylor
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------